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                                                                   Exhibit 4.7



                          REGISTRATION RIGHTS AGREEMENT


REGISTRATION RIGHTS AGREEMENT, dated as of November 30, 1999 between Celerity Systems, Inc., a Delaware corporation, with executive offices at 1400 Centerpoint Blvd., Knoxville Tennessee 37932 (the "Company") and Richard T. Garrett (the "investor").

                                   WITNESSETH

         WHEREAS, the Company is offering the (the "Offering") up to $100,000.00 of debentures (the "Debentures") to the Investor: and

         WHEREAS, in connection with the sale of the Debentures the Company is granting to the Investor the right to purchase upon the conversion of Debentures the number of shares of common stock of the Company, par value $0.001 per share (the "Common Stock") as shall from time to time be sufficient to effect such conversion, at the Debenture holders option, either, sixty five percent (65%) of the Bid Price, (Bid Price shall mean on any date the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market, or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the five (5) trading days immediately preceding such date of the Common Stock, or, at a fixed price of Fifty cents (.50 ) per share.
         .
         NOW THEREFORE, the parties hereto hereby agrees as follows:

I.       DEFINITIONS

         All capitalized terms not hereinafter defined shall have the meanings ascribed to them in the Line of Credit Agreement.

         "BID PRICE" shall mean , on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market, or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the five trading days immediately preceding such date.

         "COMMISSION." United States Securities and Exchange Commission or any successor regulatory body.

         "COMMON STOCK."  As defined in the third recital hereof.

         "COMPANY."  As defined in the Line of Credit Agreement.

         "DEBENTURES."  As defined in the Line of Credit Agreement.

         "EXCHANGE ACT."  Securities Exchange Act of 1934, as amended.

         "INVESTOR."  As defined in the first recital hereof.

         "OFFERING."  As defined in the first recital hereof.

         "PREFERRED STOCK."  As defined in the first recital hereof.

         "REGISTRATION." A registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commissioner; included in such definition shall be correlative terms "Register" and "Registered".

         "PREFERRED STOCK."  As defined in the first recital hereof.

         "REGISTRATION." A registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commission; included in such definition shall be the correlative terms "Register" and "Registered".

         "REGISTRABLE SECURITIES." The shares of Common Stock issuable upon the conversion of the Debentures that have not previously been sold pursuant to a Registration Statement or Rule 144 and that are not eligible for sale under Rule 144(k) (or any successor provision.).

         "REGISTRATION STATEMENT." The registration statement under the Securities Act covering the resale of the Registrable Securities.

         "RULE 144".  Rule 144 under the Securities Act.

         "RULE 415." Rule 415 under the Securities Act, or any successor rule providing for offering securities on a continuous basis.

         "SECURITIES ACT."  As defined in the third recital hereof.

         "VIOLATIONS."  As defined in Section 4.01 (a) hereof.

II.      REGISTRATION RIGHTS.

         SECTION 2.01     MANDATORY REGISTRATION .

         (a) Registration is mandatory :

         (i) On or prior to the issuance of the Debentures pursuant to the Line of Credit Agreement, the Company shall have caused a Registration Statement covering the resale of the Registrable Securities issuable upon the conversion of the Debentures to be declared effective and the Company shall cause the Registration Statement to remain effective until all of the Registrable Securities have been sold. The Registration Statement shall cover no less than the number of shares of Common Stock issuable upon the conversion of all outstanding Debentures based upon the Bid Price of the Common Stock upon the date of the initial filing with the SEC.

         (ii) In the event that the Registration Statement does not at any time cover the requisite number of Registrable Securities, as provided in 2.01 (a)
(i), the Company shall prepare and file with the Commission, no later than thirty (30) days after such date, a Registration Statement covering the number of shares of Common Stock, as provided in 2.01 (a) (i). If at any time the number of shares of Common Stock into which the Debentures may be converted exceeds the aggregate number of shares of Common Stock then registered, the Company shall, within thirty (30) days after receipt of a written notice from the Investor, either (a) amend the Registration Statement filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective but the Commission at the time, to register additional shares of Common Stock into which the Debentures as provided above may be converted, or
(b) if such Registration Statement has been declared effective by the Commission at that time, file with the Commission an additional Registration Statement to register such additional shares of Common Stock.

         (b) In the event that the Registration Statement referred to in Section
2.01 (a) (i) does not cover the requisite number of Registrable Securities, as provided in Section 2.01 (a) (i), then the Company shall pay to the Investor an amount equal to two 2% percent of the principal amount and the accrued interest on the Debentures (the "Outstanding Amount") for each month or portion thereof and continuing each amount month thereafter until the date the Registration Statement is declared effective by the Commission (the "2.01 (a) Payment"). The
2.01 (a) Payment shall be paid in immediately available funds with three (3) business days after the end of each month. If the Investor elects to have the
2.01 (a) Payment paid in shares of Common Stock, then such amount may be converted into shares of Common Stock in accordance with the terms of the Debentures.

         SECTION 2.02 PERIOD OF EFFECTIVENESS. The Company shall cause the Registration Statement to become effective under the Securities Act and maintain such effectiveness for the period terminating on the date on which the Investor with respect to the Registrable Securities can sell the Registrable Securities pursuant to Rule 144 under the Securities Act without restriction under Rule 144(e) thereof.

         SECTION 2.03    OBLIGATIONS OF THE COMPANY.  The Company Shall:

         (a) Cause the Registration Statement to become effective under the Securities Act and keep the Registration Statement effective under the Securities Act pursuant to Rule 415 at all times until the date on which the Investor with respect to the Registrable Securities can sell the Registrable Securities pursuant to Rule 144 under the Securities Act without restriction under Rule 144(e) thereof.

         (b) Prepare and file with the Commission such amendments (including post effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective under the Securities Act at all times until the date on which the Investor can sell the Registrable Securities pursuant to Rule 144 of the Securities Act without restriction under Rule 144 (e) thereof, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

         (c) Furnish promptly to the Investor such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate the disposition of Registrable Securities.

         (d) Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investor, and prepare and file in those jurisdictions such amendments (including post effective amendments) and supplements and take such other actions as may be necessary to maintain such registration and qualification in effect at all times until the date on which the Investor can sell the Registrable Securities pursuant to Rule 144 of the Securities Act without restriction under Rule 144(e) thereof and to take all other actions necessary or advisable to enable the disposition of such securities in such jurisdiction, provided that the Company shall not be required in connection therewith, or as a condition thereto, to quality to do business or to file a general consent to service of process in any such state or jurisdictions or to provide any undertaking or make any change in its charter or by-laws which the Board of Directors determines to be contrary to the best interest of the Company and its stockholders.

         (e) Notify the Investor, at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall promptly amend or supplement the Registration Statement to correct any such untrue statements or omission.

         (f) Notify the Investor of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

         (g) Permit single firm of counsel designated by the holders of a majority in interest of the Registrable Securities to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing, and not file any document in a form to which such counsel reasonably objects.

         (h) Make generally available to its security holders as soon as practicable, but not later than 90 days after the close period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act ) covering a twelve-month period beginning not later that the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

         (i) Make available for inspection by the Investor, any underwriters participating in offering pursuant to the registration, and the counsel, accountants, or other agents retained by the Investor or any such underwriter, all pertinent financial and other records, corporate documents, and properties of the Company, and cause the Company's officers, directors, and employees to supply all information reasonably requested by the Investor or any such underwriters in connection with the registration.

         (j) If the Common Stock in then listed on a national securities exchange, cause the Registrable Securities to be listed on such exchange. If the Common Stock is not then listed on a national securities exchange, facilitate the reporting of the Registrable Securities on the Nasdaq Bulletin Board, the Nasdaq SmallCap Market, or the Nasdag National Market, as applicable.

         (k) Provide a transfer agent and register, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement under the Securities Act.

         (l) Take all actions reasonable necessary to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and Registered in such names as the Investor or any Underwriters may reasonably request.

         (m) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

III.     FURNISH INFORMATION

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably require to effect the Registration of the Registrable Securities and shall execute such documents in connection with the registration as the Company may reasonably request.



IV.      INDEMNIFICATION AND CONTRIBUTION

         SECTION 4.01 INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

         (a) To extent permitted by law, the Company will indemnify and hold harmless each Investor, the directors, if any, of such Investor, the officers, if any, of such Investor who signed the Registration Statement, each person, if any, who controls such Investor, any underwriter (as defined in the Securities
Act) of any of the Registrable Securities and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, expenses, or liabilities or actions or proceedings, whether commenced or threatened, in respect thereof that arise out of, or are based upon, any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material of fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omissions to state therein a material of fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse the Investor and each such underwriter or controlling person, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding provided however, that the indemnity agreement contained is this
Section 4.01 (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action or proceeding to the extent that it arises out of, or is based upon, a Violation which occurs in reliance upon, and in conformity with, written information furnished expressly for use in connection with such registration by the Investor or any such underwriter or controlling person, as the case be. Such indemnity shall remain in full force and effect regardless of any investigation made by, or on behalf of, the Investor or any such underwriter or controlling person shall survive the transfer of the Registrable Securities by the Investor.

         (b) To the extent permitted by law, each Investor, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement, or any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of them may become subject, under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities or actions in respect thereof arise out of, or are based upon, any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon, and in conformity with, written information furnished by such Investor expressly for use in connection with such registration; and such investor will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4.01(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such Investor, which consent shall not be unreasonably withheld; and provided, further that the Investor shall be liable under this paragraph for only that amount of losses, claims, damages, and liabilities as does not exceed the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such registration.

         (c) Promptly after receipt by an indemnified party under this Article IV of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Article IV, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of, the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; notwithstanding the foregoing, the indemnifying party or parties shall be responsible for only one counsel representing the indemnified party or parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Article IV only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to nay indemnified party otherwise than under this Article IV. The indemnification required by this Article IV shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage, or liability is incurred.

         SECTION 4.02 CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 4.01 hereof to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the contributor would not have been liable for indemnification under the fault standards set forth in Section 4.01 hereof, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty or such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         V.    REPORT UNDER EXCHANGE ACT.

         With a view to making available to the Investor the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Investor to sell securities of the Company to the public without registration, the Company agrees to:

         (a) Make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) Furnish to each Investor, so long as such Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Investor of any rule or regulation of the Commission which permits the selling of any such securities without registration.

         VI.  ASSIGNMENT OF REGISTRATION RIGHTS.


         The right to have the Company register Registrable Securities under the Securities Act pursuant to this Agreement may be assigned by the Investor to permitted transferees or assignees of such securities; provided, that such transferee or assignee, within a reasonable time after such transfer, furnishes the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. The term "Investor" as used in this Agreement shall included permitted assignees.

         VII.  EXPENSES OF REGISTRATION.

         All expenses other than the underwriting discounts and commissions incurred in connection with registration, filings, or qualifications pursuant to
Article II hereof, including, without limitation, all registration, listing, filing, and qualification fees, printers, accounting fees, fees and disbursements of counsel for the Company shall be borne by the Company.


         VIII.  MISCELLANEOUS.

         SECTION 8.01 FURTHER ACTIONS. At any time and from time to time, each party agrees, at its expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         SECTION 8.02 ENTIRE AGREEMENT; MODIFICATION. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party hereto.

         SECTION 8.03 NOTICES. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and, if sent to any Investor, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to such Investor at the address set forth on the signature page hereof, or if sent to the Company, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to 1400 Centerpoint Boulevard, Knoxville, Tennessee 37932. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

         SECTION 8.04 WAIVER. Any waiver by any party of a breach of any term of this Agreement shall not operate as, or be construed to be, a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver hereunder must be in writing.

         SECTION 8.05 BINDING EFFECT. The provisions of this Agreement shall be binding upon, and inure to the benefits of, the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that, except as otherwise provided herein, no party hereto shall have the right to assign its rights and obligations hereunder without the prior written consent of the other parties hereto.

         SECTION 8.06 NO THIRD-PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement, except as otherwise provided herein.


         SECTION 8.07 SEPARABILITY. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         SECTION 8.08 HEADINGS. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         SECTION 8.09 COUNTERPARTS; GOVERNING LAW. This Agreement may be executed in any number of counterparts, each of which shall be deemed as original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to conflicts of laws. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York or the state courts of the State of New York sitting in Manhattan in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS to the bringing of any such proceeding in such jurisdictions.





         IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first above written.


                                        COMPANY
                                        CELERITY SYSTEMS, INC.

                                    By: /s/ Kenneth Van Meter
                                       -------------------------------
                                        Name: Kenneth Van Meter
                                        Title:President/CEO

                                        INVESTOR
                                        RICHARD T. GARRETT

                                     By: /s/ Richard T. Garrett
                                       -------------------------------

                          REGISTRATION RIGHTS AGREEMENT


REGISTRATION RIGHTS AGREEMENT, dated as of November 30, 1999 between Celerity Systems, Inc., a Delaware corporation, with executive offices at 1400 Centerpoint Blvd., Knoxville Tennessee 37932 (the "Company") and W. David McCoy (the "investor").

                                   WITNESSETH

     WHEREAS, the Company is offering the (the "Offering") up to $ 30,000.00 of debentures (the "Debentures") to the Investor: and

     WHEREAS, in connection with the sale of the Debentures the Company is granting to the Investor the right to purchase upon the conversion of Debentures the number of shares of common stock of the Company, par value $0.001 per share (the "Common Stock") as shall from time to time be sufficient to effect such conversion, at the Debenture holders option, either, sixty five percent (65%) of the Bid Price, (Bid Price shall mean on any date the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market, or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the five (5) trading days immediately preceding such date of the Common Stock, or, at a fixed price of Fifty cents (.50 ) per share. . NOW THEREFORE, the parties hereto hereby agrees as follows:

I.   DEFINITIONS

     All capitalized terms not hereinafter defined shall have the meanings ascribed to them in the Line of Credit Agreement.

     "BID PRICE" shall mean , on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market, or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the five trading days immediately preceding such date.

     "COMMISSION." United States Securities and Exchange Commission or any successor regulatory body.

     "COMMON STOCK." As defined in the third recital hereof.

     "COMPANY." As defined in the Line of Credit Agreement.

     "DEBENTURES." As defined in the Line of Credit Agreement.

     "EXCHANGE ACT." Securities Exchange Act of 1934, as amended.

     "INVESTOR." As defined in the first recital hereof.

     "OFFERING." As defined in the first recital hereof.

     "PREFERRED STOCK." As defined in the first recital hereof.

     "REGISTRATION." A registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commissioner; included in such definition shall be correlative terms "Register" and "Registered".

     "PREFERRED STOCK." As defined in the first recital hereof.

     "REGISTRATION." A registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commission; included in such definition shall be the correlative terms "Register" and "Registered".

     "REGISTRABLE SECURITIES." The shares of Common Stock issuable upon the conversion of the Debentures that have not previously been sold pursuant to a Registration Statement or Rule 144 and that are not eligible for sale under Rule 144(k) (or any successor provision.).

     "REGISTRATION STATEMENT." The registration statement under the Securities Act covering the resale of the Registrable Securities.

     "RULE 144". Rule 144 under the Securities Act.

     "RULE 415." Rule 415 under the Securities Act, or any successor rule providing for offering securities on a continuous basis.

     "SECURITIES ACT." As defined in the third recital hereof.

     "VIOLATIONS." As defined in Section 4.01 (a) hereof.

II.  REGISTRATION RIGHTS.

     SECTION 2.01 MANDATORY REGISTRATION .

     (a) Registration is mandatory :

     (i) On or prior to the issuance of the Debentures pursuant to the Line of Credit Agreement, the Company shall have caused a Registration Statement covering the resale of the Registrable Securities issuable upon the conversion of the Debentures to be declared effective and the Company shall cause the Registration Statement to remain effective until all of the Registrable Securities have been sold. The Registration Statement shall cover no less than the number of shares of Common Stock issuable upon the conversion of all outstanding Debentures based upon the Bid Price of the Common Stock upon the date of the initial filing with the SEC.

     (ii) In the event that the Registration Statement does not at any time cover the requisite number of Registrable Securities, as provided in 2.01 (a)
(i), the Company shall prepare and file with the Commission, no later than thirty (30) days after such date, a Registration Statement covering the number of shares of Common Stock, as provided in 2.01 (a) (i). If at any time the number of shares of Common Stock into which the Debentures may be converted exceeds the aggregate number of shares of Common Stock then registered, the Company shall, within thirty (30) days after receipt of a written notice from the Investor, either (a) amend the Registration Statement filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective but the Commission at the time, to register additional shares of Common Stock into which the Debentures as provided above may be converted, or
(b) if such Registration Statement has been declared effective by the Commission at that time, file with the Commission an additional Registration Statement to register such additional shares of Common Stock.

     (b) In the event that the Registration Statement referred to in Section
2.01 (a) (i) does not cover the requisite number of Registrable Securities, as provided in Section 2.01 (a) (i), then the Company shall pay to the Investor an amount equal to two 2% percent of the principal amount and the accrued interest on the Debentures (the "Outstanding Amount") for each month or portion thereof and continuing each amount month thereafter until the date the Registration Statement is declared effective by the Commission (the "2.01 (a) Payment"). The
2.01 (a) Payment shall be paid in immediately available funds with three (3) business days after the end of each month. If the Investor elects to have the
2.01 (a) Payment paid in shares of Common Stock, then such amount may be converted into shares of Common Stock in accordance with the terms of the Debentures.

     SECTION 2.02 PERIOD OF EFFECTIVENESS. The Company shall cause the Registration Statement to become effective under the Securities Act and maintain such effectiveness for the period terminating on the date on which the Investor with respect to the Registrable Securities can sell the Registrable Securities pursuant to Rule 144 under the Securities Act without restriction under Rule 144(e) thereof.

     SECTION 2.03 OBLIGATIONS OF THE COMPANY. The Company Shall:

     (a) Cause the Registration Statement to become effective under the Securities Act and keep the Registration Statement effective under the Securities Act pursuant to Rule 415 at all times until the date on which the Investor with respect to the Registrable Securities can sell the Registrable Securities pursuant to Rule 144 under the Securities Act without restriction under Rule 144(e) thereof.

     (b) Prepare and file with the Commission such amendments (including post effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective under the Securities Act at all times until the date on which the Investor can sell the Registrable Securities pursuant to Rule 144 of the Securities Act without restriction under Rule 144 (e) thereof, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

     (c) Furnish promptly to the Investor such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate the disposition of Registrable Securities.

     (d) Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investor, and prepare and file in those jurisdictions such amendments (including post effective amendments) and supplements and take such other actions as may be necessary to maintain such registration and qualification in effect at all times until the date on which the Investor can sell the Registrable Securities pursuant to Rule 144 of the Securities Act without restriction under Rule 144(e) thereof and to take all other actions necessary or advisable to enable the disposition of such securities in such jurisdiction, provided that the Company shall not be required in connection therewith, or as a condition thereto, to quality to do business or to file a general consent to service of process in any such state or jurisdictions or to provide any undertaking or make any change in its charter or by-laws which the Board of Directors determines to be contrary to the best interest of the Company and its stockholders.

     (e) Notify the Investor, at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall promptly amend or supplement the Registration Statement to correct any such untrue statements or omission.

     (f) Notify the Investor of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

     (g) Permit single firm of counsel designated by the holders of a majority in interest of the Registrable Securities to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing, and not file any document in a form to which such counsel reasonably objects.

     (h) Make generally available to its security holders as soon as practicable, but not later than 90 days after the close period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act ) covering a twelve-month period beginning not later that the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

     (i) Make available for inspection by the Investor, any underwriters participating in offering pursuant to the registration, and the counsel, accountants, or other agents retained by the Investor or any such underwriter, all pertinent financial and other records, corporate documents, and properties of the Company, and cause the Company's officers, directors, and employees to supply all information reasonably requested by the Investor or any such underwriters in connection with the registration.

     (j) If the Common Stock in then listed on a national securities exchange, cause the Registrable Securities to be listed on such exchange. If the Common Stock is not then listed on a national securities exchange, facilitate the reporting of the Registrable Securities on the Nasdaq Bulletin Board, the Nasdaq SmallCap Market, or the Nasdag National Market, as applicable.

     (k) Provide a transfer agent and register, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement under the Securities Act.

     (l) Take all actions reasonable necessary to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and Registered in such names as the Investor or any Underwriters may reasonably request.

     (m) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

III. FURNISH INFORMATION

     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably require to effect the Registration of the Registrable Securities and shall execute such documents in connection with the registration as the Company may reasonably request.

IV.  INDEMNIFICATION AND CONTRIBUTION

     SECTION 4.01 INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     (a) To extent permitted by law, the Company will indemnify and hold harmless each Investor, the directors, if any, of such Investor, the officers, if any, of such Investor who signed the Registration Statement, each person, if any, who controls such Investor, any underwriter (as defined in the Securities
Act) of any of the Registrable Securities and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, expenses, or liabilities or actions or proceedings, whether commenced or threatened, in respect thereof that arise out of, or are based upon, any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material of fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omissions to state therein a material of fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse the Investor and each such underwriter or controlling person, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding provided however, that the indemnity agreement contained is this
Section 4.01 (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action or proceeding to the extent that it arises out of, or is based upon, a Violation which occurs in reliance upon, and in conformity with, written information furnished expressly for use in connection with such registration by the Investor or any such underwriter or controlling person, as the case be. Such indemnity shall remain in full force and effect regardless of any investigation made by, or on behalf of, the Investor or any such underwriter or controlling person shall survive the transfer of the Registrable Securities by the Investor.

     (b) To the extent permitted by law, each Investor, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement, or any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of them may become subject, under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities or actions in respect thereof arise out of, or are based upon, any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon, and in conformity with, written information furnished by such Investor expressly for use in connection with such registration; and such investor will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4.01(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such Investor, which consent shall not be unreasonably withheld; and provided, further that the Investor shall be liable under this paragraph for only that amount of losses, claims, damages, and liabilities as does not exceed the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such registration.

     (c) Promptly after receipt by an indemnified party under this Article IV of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Article IV, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of, the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; notwithstanding the foregoing, the indemnifying party or parties shall be responsible for only one counsel representing the indemnified party or parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Article IV only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to nay indemnified party otherwise than under this Article IV. The indemnification required by this Article IV shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage, or liability is incurred.

     SECTION 4.02 CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 4.01 hereof to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the contributor would not have been liable for indemnification under the fault standards set forth in Section 4.01 hereof, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty or such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     V.   REPORT UNDER EXCHANGE ACT.

     With a view to making available to the Investor the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Investor to sell securities of the Company to the public without registration, the Company agrees to:

     (a) Make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) Furnish to each Investor, so long as such Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Investor of any rule or regulation of the Commission which permits the selling of any such securities without registration.

     VI.  ASSIGNMENT OF REGISTRATION RIGHTS.

     The right to have the Company register Registrable Securities under the Securities Act pursuant to this Agreement may be assigned by the Investor to permitted transferees or assignees of such securities; provided, that such transferee or assignee, within a reasonable time after such transfer, furnishes the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. The term "Investor" as used in this Agreement shall included permitted assignees.

     VII. EXPENSES OF REGISTRATION.

     All expenses other than the underwriting discounts and commissions incurred in connection with registration, filings, or qualifications pursuant to Article II hereof, including, without limitation, all registration, listing, filing, and qualification fees, printers, accounting fees, fees and disbursements of counsel for the Company shall be borne by the Company.


     VIII. MISCELLANEOUS.

     SECTION 8.01 FURTHER ACTIONS. At any time and from time to time, each party agrees, at its expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

     SECTION 8.02 ENTIRE AGREEMENT; MODIFICATION. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party hereto.

     SECTION 8.03 NOTICES. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and, if sent to any Investor, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to such Investor at the address set forth on the signature page hereof, or if sent to the Company, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to 1400 Centerpoint Boulevard, Knoxville, Tennessee 37932. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

     SECTION 8.04 WAIVER. Any waiver by any party of a breach of any term of this Agreement shall not operate as, or be construed to be, a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver hereunder must be in writing.

     SECTION 8.05 BINDING EFFECT. The provisions of this Agreement shall be binding upon, and inure to the benefits of, the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that, except as otherwise provided herein, no party hereto shall have the right to assign its rights and obligations hereunder without the prior written consent of the other parties hereto.

     SECTION 8.06 NO THIRD-PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement, except as otherwise provided herein.

     SECTION 8.07 SEPARABILITY. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     SECTION 8.08 HEADINGS. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     SECTION 8.09 COUNTERPARTS; GOVERNING LAW. This Agreement may be executed in any number of counterparts, each of which shall be deemed as original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to conflicts of laws. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York or the state courts of the State of New York sitting in Manhattan in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS to the bringing of any such proceeding in such jurisdictions.


     IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first above written.


                                                     COMPANY
                                                     CELERITY SYSTEMS, INC.

                                                  By: /s/ Kenneth Van Meter
                                                     ---------------------------
                                                     Name: Kenneth Van Meter
                                                     Title:President/CEO

                                                     INVESTOR

                                                     W. DAVID McCOY

                                                  By: /s/ W. David McCoy
                                                     ---------------------------

                          REGISTRATION RIGHTS AGREEMENT


REGISTRATION RIGHTS AGREEMENT, dated as of November 30, 1999 between Celerity Systems, Inc., a Delaware corporation, with executive offices at 1400 Centerpoint Blvd., Knoxville Tennessee 37932 (the "Company") and Dominick Chirarisi and Gilda R. Chirarisi (the "investor").

                                   WITNESSETH

     WHEREAS, the Company is offering the (the "Offering") up to $ 15,000.00 of debentures (the "Debentures") to the Investor: and

     WHEREAS, in connection with the sale of the Debentures the Company is granting to the Investor the right to purchase upon the conversion of Debentures the number of shares of common stock of the Company, par value $0.001 per share (the "Common Stock") as shall from time to time be sufficient to effect such conversion, at the Debenture holders option, either, sixty five percent (65%) of the Bid Price, (Bid Price shall mean on any date the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market, or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the five (5) trading days immediately preceding such date of the Common Stock, or, at a fixed price of Fifty cents (.50 ) per share. . NOW THEREFORE, the parties hereto hereby agrees as follows:

I.   DEFINITIONS

     All capitalized terms not hereinafter defined shall have the meanings ascribed to them in the Line of Credit Agreement.

     "BID PRICE" shall mean , on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market, or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the five trading days immediately preceding such date.

     "COMMISSION." United States Securities and Exchange Commission or any successor regulatory body.

     "COMMON STOCK." As defined in the third recital hereof.

     "COMPANY." As defined in the Line of Credit Agreement.

     "DEBENTURES." As defined in the Line of Credit Agreement.

     "EXCHANGE ACT." Securities Exchange Act of 1934, as amended.

     "INVESTOR." As defined in the first recital hereof.

     "OFFERING." As defined in the first recital hereof.

     "PREFERRED STOCK." As defined in the first recital hereof.

     "REGISTRATION." A registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commissioner; included in such definition shall be correlative terms "Register" and "Registered".

     "PREFERRED STOCK." As defined in the first recital hereof.

     "REGISTRATION." A registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commission; included in such definition shall be the correlative terms "Register" and "Registered".

     "REGISTRABLE SECURITIES." The shares of Common Stock issuable upon the conversion of the Debentures that have not previously been sold pursuant to a Registration Statement or Rule 144 and that are not eligible for sale under Rule 144(k) (or any successor provision.).

     "REGISTRATION STATEMENT." The registration statement under the Securities Act covering the resale of the Registrable Securities.

     "RULE 144". Rule 144 under the Securities Act.

     "RULE 415." Rule 415 under the Securities Act, or any successor rule providing for offering securities on a continuous basis.

     "SECURITIES ACT." As defined in the third recital hereof.

     "VIOLATIONS." As defined in Section 4.01 (a) hereof.

II.  REGISTRATION RIGHTS.

     SECTION 2.01 MANDATORY REGISTRATION .

     (a) Registration is mandatory :

     (i) On or prior to the issuance of the Debentures pursuant to the Line of Credit Agreement, the Company shall have caused a Registration Statement covering the resale of the

Registrable Securities issuable upon the conversion of the Debentures to be declared effective and the Company shall cause the Registration Statement to remain effective until all of the Registrable Securities have been sold. The Registration Statement shall cover no less than the number of shares of Common Stock issuable upon the conversion of all outstanding Debentures based upon the Bid Price of the Common Stock upon the date of the initial filing with the SEC.

     (ii) In the event that the Registration Statement does not at any time cover the requisite number of Registrable Securities, as provided in 2.01 (a)
(i), the Company shall prepare and file with the Commission, no later than thirty (30) days after such date, a Registration Statement covering the number of shares of Common Stock, as provided in 2.01 (a) (i). If at any time the number of shares of Common Stock into which the Debentures may be converted exceeds the aggregate number of shares of Common Stock then registered, the Company shall, within thirty (30) days after receipt of a written notice from the Investor, either (a) amend the Registration Statement filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective but the Commission at the time, to register additional shares of Common Stock into which the Debentures as provided above may be converted, or
(b) if such Registration Statement has been declared effective by the Commission at that time, file with the Commission an additional Registration Statement to register such additional shares of Common Stock.

     (b) In the event that the Registration Statement referred to in Section
2.01 (a) (i) does not cover the requisite number of Registrable Securities, as provided in Section 2.01 (a) (i), then the Company shall pay to the Investor an amount equal to two 2% percent of the principal amount and the accrued interest on the Debentures (the "Outstanding Amount") for each month or portion thereof and continuing each amount month thereafter until the date the Registration Statement is declared effective by the Commission (the "2.01 (a) Payment"). The
2.01 (a) Payment shall be paid in immediately available funds with three (3) business days after the end of each month. If the Investor elects to have the
2.01 (a) Payment paid in shares of Common Stock, then such amount may be converted into shares of Common Stock in accordance with the terms of the Debentures.

     SECTION 2.02 PERIOD OF EFFECTIVENESS. The Company shall cause the Registration Statement to become effective under the Securities Act and maintain such effectiveness for the period terminating on the date on which the Investor with respect to the Registrable Securities can sell the Registrable Securities pursuant to Rule 144 under the Securities Act without restriction under Rule 144(e) thereof.

     SECTION 2.03 OBLIGATIONS OF THE COMPANY. The Company Shall:

     (a) Cause the Registration Statement to become effective under the Securities Act and keep the Registration Statement effective under the Securities Act pursuant to Rule 415 at all times until the date on which the Investor with respect to the Registrable Securities can sell the Registrable Securities pursuant to Rule 144 under the Securities Act without restriction under Rule 144(e) thereof.

     (b) Prepare and file with the Commission such amendments (including post effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective under the Securities Act at all times until the date on which the Investor can sell the Registrable Securities pursuant to Rule 144 of the Securities Act without restriction under Rule 144 (e) thereof, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

     (c) Furnish promptly to the Investor such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate the disposition of Registrable Securities.

     (d) Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investor, and prepare and file in those jurisdictions such amendments (including post effective amendments) and supplements and take such other actions as may be necessary to maintain such registration and qualification in effect at all times until the date on which the Investor can sell the Registrable Securities pursuant to Rule 144 of the Securities Act without restriction under Rule 144(e) thereof and to take all other actions necessary or advisable to enable the disposition of such securities in such jurisdiction, provided that the Company shall not be required in connection therewith, or as a condition thereto, to quality to do business or to file a general consent to service of process in any such state or jurisdictions or to provide any undertaking or make any change in its charter or by-laws which the Board of Directors determines to be contrary to the best interest of the Company and its stockholders.

     (e) Notify the Investor, at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall promptly amend or supplement the Registration Statement to correct any such untrue statements or omission.

     (f) Notify the Investor of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

     (g) Permit single firm of counsel designated by the holders of a majority in interest of the Registrable Securities to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing, and not file any document in a form to which such counsel reasonably objects.

     (h) Make generally available to its security holders as soon as practicable, but not later than 90 days after the close period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act ) covering a twelve-month period beginning not later that the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

     (i) Make available for inspection by the Investor, any underwriters participating in offering pursuant to the registration, and the counsel, accountants, or other agents retained by the Investor or any such underwriter, all pertinent financial and other records, corporate documents, and properties of the Company, and cause the Company's officers, directors, and employees to supply all information reasonably requested by the Investor or any such underwriters in connection with the registration.

     (j) If the Common Stock in then listed on a national securities exchange, cause the Registrable Securities to be listed on such exchange. If the Common Stock is not then listed on a national securities exchange, facilitate the reporting of the Registrable Securities on the Nasdaq Bulletin Board, the Nasdaq SmallCap Market, or the Nasdag National Market, as applicable.

     (k) Provide a transfer agent and register, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement under the Securities Act.

     (l) Take all actions reasonable necessary to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and Registered in such names as the Investor or any Underwriters may reasonably request.

     (m) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

III. FURNISH INFORMATION

     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably require to effect the Registration of the Registrable Securities and shall execute such documents in connection with the registration as the Company may reasonably request.

IV.  INDEMNIFICATION AND CONTRIBUTION

     SECTION 4.01 INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     (a) To extent permitted by law, the Company will indemnify and hold harmless each Investor, the directors, if any, of such Investor, the officers, if any, of such Investor who signed the Registration Statement, each person, if any, who controls such Investor, any underwriter (as defined in the Securities
Act) of any of the Registrable Securities and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, expenses, or liabilities or actions or proceedings, whether commenced or threatened, in respect thereof that arise out of, or are based upon, any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material of fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omissions to state therein a material of fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse the Investor and each such underwriter or controlling person, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding provided however, that the indemnity agreement contained is this
Section 4.01 (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action or proceeding to the extent that it arises out of, or is based upon, a Violation which occurs in reliance upon, and in conformity with, written information furnished expressly for use in connection with such registration by the Investor or any such underwriter or controlling person, as the case be. Such indemnity shall remain in full force and effect regardless of any investigation made by, or on behalf of, the Investor or any such underwriter or controlling person shall survive the transfer of the Registrable Securities by the Investor.

     (b) To the extent permitted by law, each Investor, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement, or any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of them may become subject, under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities or actions in respect thereof arise out of, or are based upon, any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon, and in conformity with, written information furnished by such Investor expressly for use in connection with such registration; and such investor will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4.01(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such Investor, which consent shall not be unreasonably withheld; and provided, further that the Investor shall be liable under this paragraph for only that amount of losses, claims, damages, and liabilities as does not exceed the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such registration.

     (c) Promptly after receipt by an indemnified party under this Article IV of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Article IV, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of, the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; notwithstanding the foregoing, the indemnifying party or parties shall be responsible for only one counsel representing the indemnified party or parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Article IV only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to nay indemnified party otherwise than under this Article IV. The indemnification required by this Article IV shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage, or liability is incurred.

     SECTION 4.02 CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 4.01 hereof to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the contributor would not have been liable for indemnification under the fault standards set forth in Section 4.01 hereof, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty or such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable

Securities.

V.   REPORT UNDER EXCHANGE ACT.

     With a view to making available to the Investor the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Investor to sell securities of the Company to the public without registration, the Company agrees to:

     (a) Make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) Furnish to each Investor, so long as such Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Investor of any rule or regulation of the Commission which permits the selling of any such securities without registration.

VI.  ASSIGNMENT OF REGISTRATION RIGHTS.

     The right to have the Company register Registrable Securities under the Securities Act pursuant to this Agreement may be assigned by the Investor to permitted transferees or assignees of such securities; provided, that such transferee or assignee, within a reasonable time after such transfer, furnishes the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. The term "Investor" as used in this Agreement shall included permitted assignees.

VII. EXPENSES OF REGISTRATION.

     All expenses other than the underwriting discounts and commissions incurred in connection with registration, filings, or qualifications pursuant to Article II hereof, including, without limitation, all registration, listing, filing, and qualification fees, printers, accounting fees, fees and disbursements of counsel for the Company shall be borne by the Company.

VIII. MISCELLANEOUS.

     SECTION 8.01 FURTHER ACTIONS. At any time and from time to time, each party agrees, at its expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

     SECTION 8.02 ENTIRE AGREEMENT; MODIFICATION. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party hereto.

     SECTION 8.03 NOTICES. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and, if sent to any Investor, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to such Investor at the address set forth on the signature page hereof, or if sent to the Company, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to 1400 Centerpoint Boulevard, Knoxville, Tennessee 37932. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

     SECTION 8.04 WAIVER. Any waiver by any party of a breach of any term of this Agreement shall not operate as, or be construed to be, a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver hereunder must be in writing.

     SECTION 8.05 BINDING EFFECT. The provisions of this Agreement shall be binding upon, and inure to the benefits of, the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that, except as otherwise provided herein, no party hereto shall have the right to assign its rights and obligations hereunder without the prior written consent of the other parties hereto.

     SECTION 8.06 NO THIRD-PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement, except as otherwise provided herein.


     SECTION 8.07 SEPARABILITY. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     SECTION 8.08 HEADINGS. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     SECTION 8.09 COUNTERPARTS; GOVERNING LAW. This Agreement may be executed in any number of counterparts, each of which shall be deemed as original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to conflicts of laws. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York or the state courts of the State of New York sitting in Manhattan in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS to the bringing of any such proceeding in such jurisdictions.


     IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first above written.


                                                     COMPANY
                                                     CELERITY SYSTEMS, INC.

                                                  By: /s/ Kenneth Van Meter
                                                     ---------------------------
                                                     Name: Kenneth Van Meter
                                                     Title:President/CEO

                                                     INVESTOR

                                                     DOMINICK CHIRARISI

                                                  By: /s/ Dominick Chirarisi
                                                     ---------------------------

                                                     GILDA R. CHIRARISI

                                                  By: /s/ Gilda R. Chirarisi
                                                     ---------------------------

                          REGISTRATION RIGHTS AGREEMENT


REGISTRATION RIGHTS AGREEMENT, dated as of November 30, 1999 between Celerity Systems, Inc., a Delaware corporation, with executive offices at 1400 Centerpoint Blvd., Knoxville Tennessee 37932 (the "Company") and Joseph C. Cardella (the "investor").

                                   WITNESSETH

         WHEREAS, the Company is offering the (the "Offering") up to $ 10,000.00 of debentures (the "Debentures") to the Investor: and

         WHEREAS, in connection with the sale of the Debentures the Company is granting to the Investor the right to purchase upon the conversion of Debentures the number of shares of common stock of the Company, par value $0.001 per share (the "Common Stock") as shall from time to time be sufficient to effect such conversion, at the Debenture holders option, either, sixty five percent (65%) of the Bid Price, (Bid Price shall mean on any date the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market, or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the five (5) trading days immediately preceding such date of the Common Stock, or, at a fixed price of Fifty cents (.50 ) per share.
         .
         NOW THEREFORE, the parties hereto hereby agrees as follows:

I.       DEFINITIONS

         All capitalized terms not hereinafter defined shall have the meanings ascribed to them in the Line of Credit Agreement.

         "BID PRICE" shall mean , on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market, or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the five trading days immediately preceding such date.

         "COMMISSION." United States Securities and Exchange Commission or any successor regulatory body.

         "COMMON STOCK."  As defined in the third recital hereof.

         "COMPANY."  As defined in the Line of Credit Agreement.

         "DEBENTURES."  As defined in the Line of Credit Agreement.

         "EXCHANGE ACT."  Securities Exchange Act of 1934, as amended.

         "INVESTOR."  As defined in the first recital hereof.

         "OFFERING."  As defined in the first recital hereof.

         "PREFERRED STOCK."  As defined in the first recital hereof.

         "REGISTRATION." A registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commissioner; included in such definition shall be correlative terms "Register" and "Registered".

         "PREFERRED STOCK."  As defined in the first recital hereof.

         "REGISTRATION." A registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commission; included in such definition shall be the correlative terms "Register" and "Registered".

         "REGISTRABLE SECURITIES." The shares of Common Stock issuable upon the conversion of the Debentures that have not previously been sold pursuant to a Registration Statement or Rule 144 and that are not eligible for sale under Rule 144(k) (or any successor provision.).

         "REGISTRATION STATEMENT." The registration statement under the Securities Act covering the resale of the Registrable Securities.

         "RULE 144".  Rule 144 under the Securities Act.

         "RULE 415." Rule 415 under the Securities Act, or any successor rule providing for offering securities on a continuous -------- basis.

         "SECURITIES ACT."  As defined in the third recital hereof.

         "VIOLATIONS."  As defined in Section 4.01 (a) hereof.

II.      REGISTRATION RIGHTS.

         SECTION 2.01     MANDATORY REGISTRATION .

         (a) Registration is mandatory :

         (i) On or prior to the issuance of the Debentures pursuant to the Line of Credit Agreement, the Company shall have caused a Registration Statement covering the resale of the Registrable Securities issuable upon the conversion of the Debentures to be declared effective and the Company shall cause the Registration Statement to remain effective until all of the Registrable Securities have been sold. The Registration Statement shall cover no less than the number of shares of Common Stock issuable upon the conversion of all outstanding Debentures based upon the Bid Price of the Common Stock upon the date of the initial filing with the SEC.

         (ii) In the event that the Registration Statement does not at any time cover the requisite number of Registrable Securities, as provided in 2.01 (a)
(i), the Company shall prepare and file with the Commission, no later than thirty (30) days after such date, a Registration Statement covering the number of shares of Common Stock, as provided in 2.01 (a) (i). If at any time the number of shares of Common Stock into which the Debentures may be converted exceeds the aggregate number of shares of Common Stock then registered, the Company shall, within thirty (30) days after receipt of a written notice from the Investor, either (a) amend the Registration Statement filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective but the Commission at the time, to register additional shares of Common Stock into which the Debentures as provided above may be converted, or
(b) if such Registration Statement has been declared effective by the Commission at that time, file with the Commission an additional Registration Statement to register such additional shares of Common Stock.

         (b) In the event that the Registration Statement referred to in Section
2.01 (a) (i) does not cover the requisite number of Registrable Securities, as provided in Section 2.01 (a) (i), then the Company shall pay to the Investor an amount equal to two 2% percent of the principal amount and the accrued interest on the Debentures (the "Outstanding Amount") for each month or portion thereof and continuing each amount month thereafter until the date the Registration Statement is declared effective by the Commission (the "2.01 (a) Payment"). The
2.01 (a) Payment shall be paid in immediately available funds with three (3) business days after the end of each month. If the Investor elects to have the
2.01 (a) Payment paid in shares of Common Stock, then such amount may be converted into shares of Common Stock in accordance with the terms of the Debentures.

         SECTION 2.02 PERIOD OF EFFECTIVENESS. The Company shall cause the Registration Statement to become effective under the Securities Act and maintain such effectiveness for the period terminating on the date on which the Investor with respect to the Registrable Securities can sell the Registrable Securities pursuant to Rule 144 under the Securities Act without restriction under Rule 144(e) thereof.

         SECTION 2.03    OBLIGATIONS OF THE COMPANY.  The Company Shall:

         (a) Cause the Registration Statement to become effective under the Securities Act and keep the Registration Statement effective under the Securities Act pursuant to Rule 415 at all times until the date on which the Investor with respect to the Registrable Securities can sell the Registrable Securities pursuant to Rule 144 under the Securities Act without restriction under Rule 144(e) thereof.

         (b) Prepare and file with the Commission such amendments (including post effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective under the Securities Act at all times until the date on which the Investor can sell the Registrable Securities pursuant to Rule 144 of the Securities Act without restriction under Rule 144 (e) thereof, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

         (c) Furnish promptly to the Investor such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate the disposition of Registrable Securities.

         (d) Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investor, and prepare and file in those jurisdictions such amendments (including post effective amendments) and supplements and take such other actions as may be necessary to maintain such registration and qualification in effect at all times until the date on which the Investor can sell the Registrable Securities pursuant to Rule 144 of the Securities Act without restriction under Rule 144(e) thereof and to take all other actions necessary or advisable to enable the disposition of such securities in such jurisdiction, provided that the Company shall not be required in connection therewith, or as a condition thereto, to quality to do business or to file a general consent to service of process in any such state or jurisdictions or to provide any undertaking or make any change in its charter or by-laws which the Board of Directors determines to be contrary to the best interest of the Company and its stockholders.

         (e) Notify the Investor, at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall promptly amend or supplement the Registration Statement to correct any such untrue statements or omission.

         (f) Notify the Investor of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

         (g) Permit single firm of counsel designated by the holders of a majority in interest of the Registrable Securities to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing, and not file any document in a form to which such counsel reasonably objects.

         (h) Make generally available to its security holders as soon as practicable, but not later than 90 days after the close period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act ) covering a twelve-month period beginning not later that the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

         (i) Make available for inspection by the Investor, any underwriters participating in offering pursuant to the registration, and the counsel, accountants, or other agents retained by the Investor or any such underwriter, all pertinent financial and other records, corporate documents, and properties of the Company, and cause the Company's officers, directors, and employees to supply all information reasonably requested by the Investor or any such underwriters in connection with the registration.

         (j) If the Common Stock in then listed on a national securities exchange, cause the Registrable Securities to be listed on such exchange. If the Common Stock is not then listed on a national securities exchange, facilitate the reporting of the Registrable Securities on the Nasdaq Bulletin Board, the Nasdaq SmallCap Market, or the Nasdag National Market, as applicable.

         (k) Provide a transfer agent and register, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement under the Securities Act.

         (l) Take all actions reasonable necessary to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and Registered in such names as the Investor or any Underwriters may reasonably request.

         (m) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

III.     FURNISH INFORMATION

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably require to effect the Registration of the Registrable Securities and shall execute such documents in connection with the registration as the Company may reasonably request.



IV.      INDEMNIFICATION AND CONTRIBUTION

         SECTION 4.01 INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

         (a) To extent permitted by law, the Company will indemnify and hold harmless each Investor, the directors, if any, of such Investor, the officers, if any, of such Investor who signed the Registration Statement, each person, if any, who controls such Investor, any underwriter (as defined in the Securities
Act) of any of the Registrable Securities and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, expenses, or liabilities or actions or proceedings, whether commenced or threatened, in respect thereof that arise out of, or are based upon, any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material of fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omissions to state therein a material of fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse the Investor and each such underwriter or controlling person, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding provided however, that the indemnity agreement contained is this
Section 4.01 (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action or proceeding to the extent that it arises out of, or is based upon, a Violation which occurs in reliance upon, and in conformity with, written information furnished expressly for use in connection with such registration by the Investor or any such underwriter or controlling person, as the case be. Such indemnity shall remain in full force and effect regardless of any investigation made by, or on behalf of, the Investor or any such underwriter or controlling person shall survive the transfer of the Registrable Securities by the Investor.

         (b) To the extent permitted by law, each Investor, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement, or any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of them may become subject, under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities or actions in respect thereof arise out of, or are based upon, any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon, and in conformity with, written information furnished by such Investor expressly for use in connection with such registration; and such investor will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4.01(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such Investor, which consent shall not be unreasonably withheld; and provided, further that the Investor shall be liable under this paragraph for only that amount of losses, claims, damages, and liabilities as does not exceed the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such registration.

         (c) Promptly after receipt by an indemnified party under this Article IV of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Article IV, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of, the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; notwithstanding the foregoing, the indemnifying party or parties shall be responsible for only one counsel representing the indemnified party or parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Article IV only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to nay indemnified party otherwise than under this Article IV. The indemnification required by this Article IV shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage, or liability is incurred.

         SECTION 4.02 CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 4.01 hereof to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the contributor would not have been liable for indemnification under the fault standards set forth in Section 4.01 hereof, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty or such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         V.    REPORT UNDER EXCHANGE ACT.

         With a view to making available to the Investor the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Investor to sell securities of the Company to the public without registration, the Company agrees to:

         (a) Make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) Furnish to each Investor, so long as such Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Investor of any rule or regulation of the Commission which permits the selling of any such securities without registration.

         VI.  ASSIGNMENT OF REGISTRATION RIGHTS.

         The right to have the Company register Registrable Securities under the Securities Act pursuant to this Agreement may be assigned by the Investor to permitted transferees or assignees of such securities; provided, that such transferee or assignee, within a reasonable time after such transfer, furnishes the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. The term "Investor" as used in this Agreement shall included permitted assignees.

         VII.  EXPENSES OF REGISTRATION.

         All expenses other than the underwriting discounts and commissions incurred in connection with registration, filings, or qualifications pursuant to
Article II hereof, including, without limitation, all registration, listing, filing, and qualification fees, printers, accounting fees, fees and disbursements of counsel for the Company shall be borne by the Company.

         VIII.  MISCELLANEOUS.

         SECTION 8.01 FURTHER ACTIONS. At any time and from time to time, each party agrees, at its expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         SECTION 8.02 ENTIRE AGREEMENT; MODIFICATION. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party hereto.

         SECTION 8.03 NOTICES. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and, if sent to any Investor, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to such Investor at the address set forth on the signature page hereof, or if sent to the Company, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to 1400 Centerpoint Boulevard, Knoxville, Tennessee 37932. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

         SECTION 8.04 WAIVER. Any waiver by any party of a breach of any term of this Agreement shall not operate as, or be construed to be, a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver hereunder must be in writing.

         SECTION 8.05 BINDING EFFECT. The provisions of this Agreement shall be binding upon, and inure to the benefits of, the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that, except as otherwise provided herein, no party hereto shall have the right to assign its rights and obligations hereunder without the prior written consent of the other parties hereto.

         SECTION 8.06 NO THIRD-PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement, except as otherwise provided herein.


         SECTION 8.07 SEPARABILITY. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         SECTION 8.08 HEADINGS. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         SECTION 8.09 COUNTERPARTS; GOVERNING LAW. This Agreement may be executed in any number of counterparts, each of which shall be deemed as original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to conflicts of laws. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York or the state courts of the State of New York sitting in Manhattan in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS to the bringing of any such proceeding in such jurisdictions.

         IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first above written.


                                               COMPANY
                                               CELERITY SYSTEMS, INC.

                                          By:  /s/ Kenneth Van Meter
                                               ------------------------
                                               Name: Kenneth Van Meter
                                               Title:President/CEO

                                               INVESTOR


                                                     JOSEPH C. CARDELLA

                                          By:  /s/ Joseph C. Cardella
                                               ------------------------

                                    DEBENTURE


                             CELERITY SYSTEMS, INC.

                   1999 4% Subordinated Convertible Debenture

                              Due November 5, 2002

No.0005                                                              $ 10,000.00

         This Debenture is issued by Celerity Systems, Inc., (The "Company") to Michael Genta (the "Debenture holder") pursuant to exemptions from registration under the U.S. Securities Act of 1933.

                                    ARTICLE I

         1.01 PRINCIPAL AND INTEREST. The Company, for value received hereby confers the right upon Debenture holder to convert the sum of Ten Thousand dollars ($ 10,000.00) into the common stock of the Company (the "Common Stock") on or before November 5, 2002 ("Maturity Date") as set forth herein, and upon the Maturity Date to pay interest thereon from the date of issue at the rate of four percent (4%) per annum. The Company shall pay such interest on the outstanding principal amount of the Debenture from the date of issue until the Maturity Date or conversion; the Company shall pay interest only upon the outstanding balance of the Debenture at the rate of four percent (4%) per annum. Interest will be computed based on a 365 day year.

         1.02 RESERVATION OF COMMON STOCK. The Company shall reserve and keep available out of its authorized, but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, at the Debenture holders option, either, sixty five percent (65%) of the Bid Price, (Bid Price shall mean on any date the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market, or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the five (5) trading days immediately preceding such date of the Common Stock, or, at a fixed price of Seventy Five cents (.75 ) per share.

         The Company shall use its best efforts to file a Registration Statement within thirty (30) days form the Closing Date, furthermore, the Company shall use its best efforts to assure that the Registration Statement is effective within ninety (90) days of the Closing Date. In the event that the Registration Statement is not effective within ninety (90) days the Company will pay damages to the Debenture holder in the amount of two percent (2%) a month payable in cash or stock at the Company's option.

         Furthermore, the Company has on deposit at the May Davis Group free trading shares in the name of Dr. Fenton Scruggs. In the event the Registration Statement is not declared effective within a period of ninety (90) days the Company and Dr. Fenton Scruggs authorize the May Davis Group to deliver these free trading shares to the Debenture holder as necessary on an appropriate basis to honor Conversions.

         Additionally, the Company will deposit with the May Davis Group free trading shares currently held by Glenn West. In the event the Registration Statement is not declared effective within a period of ninety (90) days the Company and Glenn West authorize the May Davis Group to deliver these free trading shares to the Debenture holder as necessary on an appropriate basis to honor Conversions.

         1.03 RIGHT OF REDEMPTION. The Company shall have the right to redeem in part or in full any outstanding Debentures at one hundred and thirty five (135 %) percent of the Principal plus accrued interest.

         1.04 INTEREST PAYMENTS. The interest so payable will be paid at the time of Conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Company, in its sole discretion, may elect to pay interest in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Bid Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

         1.05 PAYING AGENT AND REGISTRAR. Initially, the Company will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, or Company-registrar without notice. The Company may act in any such capacity.

         1.06 SUBORDINATED NATURE OF DEBENTURE. This Debenture and all payments hereon, including principal or interest, shall be subordinate and junior in right of payment to all Company Debt (as defined hereinafter), but only to the extent set forth as follows:

         (a) upon the maturity of any Company Debt, or any installment thereof then due by lapse of time, acceleration or otherwise, all Company Debt then due shall first be paid in full (or provision made for payment in full thereof) before any additional payment on account of principal or interest is made on this Debenture; and

         (b) in the event of any insolvency or bankruptcy proceedings affecting the Company, or any receivership, liquidation, reorganization or other similar proceedings affecting the Company, and, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, then the holders of Company Debt shall be entitled to receive payment in full of all principal of and interest on all Company Debt before the holder of this Debenture is entitled to receive any payment on account of principal, interest or premium on this Debenture.

         The provisions of the preceding paragraphs are solely for the purpose of defining the relative rights of the holders of Company Debt on the one hand and the holder of this Debenture on the other hand and nothing herein shall impair, as between the Company and the holder of this Debenture, the obligation of the Company, which is unconditional and absolute, to pay the holder of this Debenture the principal, interest and premiums hereon in accordance with its terms, nor shall anything herein prevent the holder of this Debenture from exercising all remedies otherwise permitted by law or hereunder upon default hereunder, subject to the relative rights of the holders of Company Debt expressed in the preceding paragraphs.

         For the purpose of this Notice, the term "Company Debt" shall mean and include current bank debt and all indebtedness acquired by the Company subsequent to the date hereof, other than indebtedness to any officer, director or other person who has beneficial ownership of ten percent (10%) or more of the Company's issued and outstanding shares of Common Stock.

                                   ARTICLE II

         2.01 AMENDMENTS AND WAIVER OF DEFAULT. The Debenture may be amended with the consent of the Debenture holder. Without the consent of the Debenture holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company obligations to the Debenture holder or to make any change that does not adversely affect the rights of the Debenture holder.

                                   ARTICLE III

         3.01 EVENTS OF DEFAULT. An Event of Default is defined as follows: failure by the Company to pay amounts due hereunder within two (2) days of the Maturity Date failure by the Company to advise its transfer agent to issue Common Stock to the Debenture holder within two (2) business days of the Company's receipt of the Notice of Conversion from Debenture holder; or failure by the Company for thirty (30) days after notice to it to comply with any of its other agreements in the Debenture; and events of bankruptcy or insolvency. The Debenture holder may not enforce the Debenture except as provided herein.

         3.02 SUCCESSOR CORPORATION. If a successor corporation assumes all the obligations of this predecessor, Celerity Systems, Inc., the predecessor corporation will be released from those obligations under the Debenture.

         3.03 WAIVER AND RELEASE. A director, officer, employee or stockholders, as such, of the Company shall not have any liability for any obligations of the Company under the Debenture or for any claim based on, in respect of, or by reason of such obligations or their creation. The Debenture holder, by accepting a Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                                   ARTICLE IV

         4.01 RIGHTS AND TERMS OF CONVERSION. This Debenture, in whole or in part, may be converted at any time beginning ninety (90) days following the date of closing, into shares of Common Stock at a price equal to the following
Conversion: at the Debenture holders option, either, sixty five percent (65%) of the average closing Bid Price for the five (5) trading days immediately preceding conversion, or, Seventy Five cents (.75) per share.

         In lieu of any fractional share to which the Debenture holder would otherwise be entitled, the Company will pay the balance in cash.

         4.02 REISSUANCE OF DEBENTURE. When the Debenture holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

         4.03 TERMINATION OF CONVERSION RIGHTS. The Debenture holder's right to convert the Debenture into the Common Stock in accordance with paragraph 4.01 shall terminate on November 5, 2002 and shall be automatically converted on that date in accordance with the formula set forth in Section 4.01 hereof, and the appropriate shares of common stock and amount of interest shall be issued to the Debenture holder.

         4.04. Notwithstanding any other provision contained herein, the parties agree that in no event shall the Company be required to issue (i) an aggregate number of shares constituting more than 19.99% of the number of shares of Common Stock outstanding on the date of such issuance or (ii) a number of shares that would result in a change of control of the Company, unless the shareholders of the Company approve such issuance of additional Common Shares or NASDAQ waives the applicable requirements of Market Place Rule 4310(H)(i). The Company agrees to use commercially reasonable efforts to obtain such approval or waiver on or prior to the 90th day following the date that more than 19.99% of the Common Stock would otherwise be issuable pursuant to outstanding Debentures or that an issuance would otherwise result in a change of control by scheduling a shareholders meeting as soon as practicable after such date.

                                    ARTICLE V

         5.01 NOTICE. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

                  If to the Company:        CELERITY SYSTEMS, INC.
                                            1400 Centerpoint Blvd.
                                            Knoxville, Tennessee 37932.
                                            Attention: President


                  If to Debenture holder:   MICHAEL GENTA
                                            24-19 23rd Street
                                            Astoria, NY  11102

         5.02 GOVERNING LAW. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the Commonwealth of Delaware without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York or the state courts of the State of New York sitting in Manhattan in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON conveniens to the bringing of any such proceeding in such jurisdictions.

         5.03 SEVERABILITY. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

         5.04 ENTIRE AGREEMENT AND AMENDMENTS. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

         5.05 COUNTERPARTS. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

         5.06 ASSIGNMENT. Neither this Debenture nor any rights of the Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Debenture shall insure to the benefit of, and be enforceable by, any permitted transferee of any of the Debentures purchased or acquired by the Investor hereunder with respect to the Common Stock held by such person, and (b) upon the prior written consent of the Company, which consent shall not unreasonably be withheld, the Investor's interest in this Debenture may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor).

         IN WITNESS WHEREOF, with the intent to be legally bound hereby, the parties hereto have executed this Debenture as of October 29, 1999.

ATTEST:

________________________________

                                         CELERITY SYSTEMS, INC.


                                         /s/ Kenneth Van Meter
                                         -------------------------------------
                                         Kenneth Van Meter
                                         Title: President/CEO


                                         MICHAEL GENTA


                                         /s/ Michael Genta
                                         -------------------------------------
                                         Debenture Holder